Exhibit 10.1

AMENDMENT NUMBER TWO TO GOOGLE SERVICES AGREEMENT

This Amendment Number Two to the Google Services Agreement (this “Amendment Two”) is entered into effective as of February 1, 2012 (the “Amendment Two Effective Date”), and amends the Google Services Agreement by and between Local.com Corporation, a Delaware corporation (“Company”), and Google Inc., a Delaware corporation (“Google”) with an effective date of August 1, 2011 (the “GSA”) and Amendment Number One to the GSA with an effective date of December 1, 2011 (the “Amendment One”) (the GSA together with Amendments One and Two, the “Agreement”).

RECITALS

WHEREAS, Company and Google entered into the GSA relating to Google AdSense for Search and AdSense for Content Advertising.

WHEREAS, Company and Google entered into Amendment One to allow placement of AFS Ads on the Local.com Mobile Application.

WHEREAS, Company and Google desire to further amend the GSA in certain respects.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Definitions. For the purposes of this Amendment Two, unless otherwise defined herein, capitalized terms used herein shall have the same meanings set forth in the GSA and Amendment One.

2. *** The following is added as a new Section 2.3 of the GSA:

2.3 Special Use Rights for AFS Ads.

2.3.1 Notwithstanding anything in this Section 2 or any other provision of this Agreement, Google acknowledges and agrees that Company may ***

2.3.2 ***

3. New Exhibit B. Exhibit B attached hereto is added as a new Exhibit B to the GSA.

4. General. Except as modified by this Amendment, the Agreement will remain in full force and effect. If there is any conflict between any pre-existing term in the Agreement and any term in this Amendment, the term in this Amendment will control. This Amendment may be executed in counterparts, including facsimile counterparts.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment Two effective as of the Amendment Two Effective Date set forth above.

LOCAL.COM CORPORATION		GOOGLE INC.

By:	/s/ Michael A. Sawtell	By:	/s/ Nikesh Arora

Name:	Michael A. Sawtell	Name:	Nikesh Arora

Title:	President / COO	Title:	President, Global Sales and Business Development

Date:	2/8/12	Date:	2012.02.06

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EXHIBIT B

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